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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 1994

                         CADENCE DESIGN SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                        1-10606            77-0148231
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(State or other jurisdiction of        (Commission         (IRS Employer
       incorporation)                  File Number)      Identification No.)


                  555 River Oaks Parkway, San Jose, CA  95134
          -----------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (408) 943-1234
                                                     --------------

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ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS.

         Note 11 of Item 1 of the Form 10-Q of Cadence Design Systems, Inc. (the "Registrant") for the quarter ended June 30, 1994, and item 5 of the Form 10-Q/A, Amendment No. 1 to the Form 10-Q for the quarter ended June 30, 1994 filed on November 14, 1994 (together, the "Second Quarter 1994 Form 10-Q") is incorporated herein by reference. The acquisition of Redwood Design Automation, Inc. ("Redwood") by the Registrant, as described therein, was closed on August 31, 1994.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         Pursuant to paragraph (a)(4) of Item 7 of Form 8-K, the following financial statements were omitted from the disclosure contained in the Second Quarter 1994 Form 10-Q but are filed herewith:

         (i) Audited balance sheets of Redwood as of January 31, 1993 and 1994, the related audited statements of operations, stockholders' equity and cash flows of Redwood for the years ended January 31, 1992, 1993 and 1994 and a manually signed report of Arthur Andersen LLP with respect to the balance sheets of Redwood as of January 31, 1993 and 1994 and the statements of operations, stockholders' equity and cash flows for the years ended January 31, 1992, 1993 and 1994, which are attached as Exhibit 99.01 hereto;

         (ii) Unaudited balance sheet of Redwood as of July 31, 1994 and the related unaudited statements of operations and cash flows of Redwood for the six month periods ended July 31, 1993 and 1994, which are attached as Exhibit
99.02 hereto.

(b)      Pro Forma Financial Information.

         Pursuant to paragraph (b)(2) of Item 7, the unaudited pro forma condensed combined balance sheet of the Registrant and Redwood as of June 30, 1994 and the unaudited pro forma condensed combined statements of operations of the Registrant and Redwood for the year ended December 31, 1993 and for the six months ended June 30, 1994 are attached as Exhibit 99.03 hereto. The unaudited pro forma condensed combined financial statements give effect to the merger of the Registrant and Redwood on a purchase accounting basis. The pro forma condensed combined balance sheet assumes the merger took place on June 30, 1994 and combines the June 30, 1994 balance sheet of the Registrant with the July 31, 1994 balance sheet of Redwood. The pro forma combined statements of income assume that the merger took place as of the beginning of each company's most recently completed fiscal year and combine the Registrant's historical results for the year ended December 31, 1993 and the six months ended June 30, 1994 with the corresponding results for Redwood for its fiscal year ended January 31, 1994 and the six months ended July 31, 1994, respectively. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the acquisition of Redwood by the Registrant been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position. These pro forma financial statements are based on and should be read in conjunction with the historical consolidated financial statements and the related notes thereto of the Registrant and Redwood.




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(c)      Exhibits.

2.01 Agreement of Merger and Plan of Reorganization by and among Registrant, Simon Software, Inc. and Redwood dated as of July 8, 1994. (Filed as Exhibit 2.01 to the Registrant's Form 10-Q/A, Amendment No. 1 to the Registrant's Form 10-Q, filed November 14, 1994 (the "Form 10-Q/A"), and incorporated herein by reference).

2.02 Agreement of Merger dated as of August 1, 1994 between Redwood and CDS Acquisition Corporation. (Filed as Exhibit 2.02 to the Registrant's Form 10-Q/A, Amendment No. 1 to the Registrant's Form 10-Q and incorporated herein by reference).

23.01    Consent of Arthur Andersen LLP.

99.01 Audited balance sheets of Redwood as of January 31, 1993 and 1994, the related audited statements of operations, stockholders' equity and cash flows of Redwood for the years ended January 31, 1992, 1993 and 1994 and a manually signed report of Arthur Andersen LLP with respect to the balance sheets of Redwood as of January 31, 1993 and 1994 and the statements of operations, stockholders' equity and cash flows for the years ended January 31, 1992, 1993 and 1994.

99.02 Unaudited balance sheet of Redwood as of July 31, 1994 and the related unaudited statements of operations and cash flows of Redwood for the six month periods ended July 31, 1993 and 1994.

99.03 Unaudited pro forma condensed combined balance sheet of the Registrant and Redwood as of June 30, 1994 and the unaudited pro forma condensed combined statements of operations of the Registrant and Redwood for the year ended December 31, 1993 and for the six months ended June 30, 1994.





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                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 14, 1994

                                          CADENCE DESIGN SYSTEMS, INC.


                                            By: /s/ H. Raymond Bingham
                                                ---------------------------
                                                H. RAYMOND BINGHAM
                                                Executive Vice President
                                                and Chief Financial Officer





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                               INDEX TO EXHIBITS


Exhibit
Number                       Description of Exhibit
- - -------                      ----------------------

 2.01 Agreement of Merger and Plan of Reorganization by and among Registrant, Simon Software, Inc. and Redwood dated as of
                July 8, 1994. (Filed as Exhibit 2.01 to the Registrant's Form 10-Q/A, Amendment No. 1 to the Registrant's Form 10-Q, filed November 14, 1994 (the "Form 10-Q/A"), and incorporated herein by reference).

 2.02 Agreement of Merger dated as of August 1, 1994 between Redwood and CDS Acquisition Corporation. (Filed as Exhibit 2.02 to the Registrant's Form 10-Q/A, Amendment No. 1 to the Registrant's Form 10-Q and incorporated herein by reference).

23.01           Consent of Arthur Andersen LLP.

99.01 Audited balance sheets of Redwood as of January 31, 1993 and 1994, the related audited statements of operations, stockholders' equity and cash flows of Redwood for the years ended January 31, 1992, 1993 and 1994 and a manually signed report of Arthur Andersen LLP with respect to the balance sheets of Redwood as of January 31, 1993 and 1994 and the statements of operations, stockholders' equity and cash flows for the years ended January 31, 1992, 1993 and 1994.

99.02 Unaudited balance sheet of Redwood as of July 31, 1994 and the related unaudited statements of operations and cash flows of Redwood for the six month periods ended July 31, 1993 and 1994.

99.03 Unaudited pro forma condensed combined balance sheet of the Registrant and Redwood as of June 30, 1994 and the unaudited pro forma condensed combined statements of operations of the Registrant and Redwood for the year ended December 31, 1993 and for the six months ended June 30, 1994.





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                                 EXHIBIT 23.01

                         Consent of Arthur Andersen LLP





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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report on the financial statements of Redwood Design Automation, Inc. included in this Form 8-K, into the previously filed Registration Statements of Cadence Design Systems, Inc. on Forms S-8 and S-3 (File Nos. 33-36110, 33-43025, 33-45001, 33-48371, 33-53875 and 33-53913).


                                        /s/ ARTHUR ANDERSEN LLP
                                        -----------------------------
                                            ARTHUR ANDERSEN LLP


San Jose, California
November 11, 1994